Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
14.  SUBSEQUENT EVENTS

On March 14, 2016, WES acquired Anadarko’s 100% interest in Springfield (see Note 2). WES financed the acquisition of Springfield through the issuance of $449.0 million in aggregate amount of 8.5% perpetual convertible preferred units to private investors at a price of $32.00 per unit, the issuance of 1,253,761 and 835,841 of WES common units at a price of $29.91 per common unit to Anadarko and WGP, respectively, and the borrowing of $247.5 million on the WES RCF. The convertible preferred units issuance included an over-allotment feature that resulted in the issuance of an additional $252.6 million in aggregate amount of such convertible preferred units in April 2016, the net proceeds from which were used to pay down WES RCF borrowings. Total net proceeds from the issuance of the convertible preferred units, including the units issued in connection with the over-allotment option, were $687.5 million. Additionally, the convertible preferred units will pay a distribution of $2.72 per year and, subject to certain limitations and adjustments, become convertible into WES common units on a one-for-one basis on the second anniversary of the issuance of such convertible preferred units. WGP funded its WES unit purchase by drawing on a secured revolving credit facility that closed on the closing date of the Springfield acquisition.